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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  May 18, 2001
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                             ABLE LABORATORIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                    001-11352                   04-302787
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(State or other jurisdic-         (Commission                 (IRS Employer
 tion of incorporation)           File Number)            Identification Number)


          200 HIGHLAND AVENUE, SUITE 301, NEEDHAM, MASSACHUSETTS 02494
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code    (781) 449-4926
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                                  DYNAGEN, INC.
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On May 18, 2001, pursuant to a Certificate of Ownership and Merger, DynaGen, Inc. merged with Able Laboratories, Inc., a direct and wholly-owned subsidiary of DynaGen. DynaGen was the surviving corporation.

         The Board of Directors and the stockholders of DynaGen have approved a change of the company's name to "Able Laboratories, Inc." The name change became effective on May 18, 2001, as a result of the merger of DynaGen and Able Laboratories. Additional information is contained in the Certificate of Ownership and Merger, attached as Exhibit 99.1, and the Press Release dated May 17, 2001, attached as Exhibit 99.2.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.



               EXHIBIT NUMBER           DESCRIPTION
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                    99.1                Certificate of Ownership and Merger

                    99.2                Press Release issued May 17, 2001

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Able Laboratories, Inc.


                                       By: /s/ Dhananjay G. Wadekar
                                           --------------------------------
                                           Dhananjay G. Wadekar
                                           President and Chief Operating Officer
Date: May 24, 2001






































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                                  EXHIBIT INDEX




               EXHIBIT NUMBER          DESCRIPTION
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                    99.1               Certificate of Ownership and Merger


                    99.2               Press Release dated May 17, 2001



































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